UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2013

GDT TEK, Inc. (Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation	000-20259 (Commission File Number)	27-0318532 (IRS Employer Identification No.)

8110 Ulmerton Ave. Largo, Florida (Address of principal executive offices)	32803 (Zip Code)

(407) 574-4740 Registrant's telephone number, including area code

__________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On March 25, 2013 the Company entered into a Stock Purchase Agreement (SPA) in principal to purchase Twenty Five Percent (25%) of Green USA Recycling, Corp. that recycles 100% of Landfill Refuse. The Refuse is then converted into a Refuse Derived Fuel (RDF) Pellet. Green USA Recycling then sells the RFD to end users to create electricity. As per agreement the SPA is not included in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2013	GDT TEK , INC.
/s/Bo Linton
By: Bo Linton
Its: President and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)